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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  July 19, 2001
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                         Commission File No. 001-12392
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                           NATIONAL DATA CORPORATION
                           -------------------------
            (Exact name of registrant as specified in its charter)


          DELAWARE                                         58-0977458
          --------                                         ----------
          (State or other jurisdiction of                 (IRS Employer
          incorporation)                               Identification Number)


     National Data Plaza, Atlanta, Georgia                  30329-2010
     -------------------------------------                  ----------
     (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (404) 728-2000
                                                   --------------


                                      N/A
                                      ---
           (Former name, former address and former fiscal year, if
                           changed since last year)
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Item 7.  Financial Statements and Exhibits
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Exhibit 99.1

        (a)  Press Release dated July 19, 2001
        (b)  Schedules:

             1) National Data Corporation (unaudited) Consolidated Statements of Income (normalized) for the fourth quarter ended May 31, 2001 and May 31, 2000,
             2) National Data Corporation (unaudited) Consolidated Statements of Income (Loss) (GAAP) for the fourth quarter ended May 31, 2001 and May 31, 2000,
             3) National Data Corporation (unaudited) Consolidated Statements of Income (normalized) for the fiscal year ended May 31, 2001 and May 31, 2000,
             4) National Data Corporation (unaudited) Consolidated Statements of Income (Loss) (GAAP) for the fiscal year ended May 31, 2001 and May 31, 2000,
             5) National Data Corporation (unaudited) Consolidated Balance Sheets for May 31, 2001 and May 31, 2000,
             6) National Data Corporation (unaudited) Consolidated Statements of Cash Flows for the fiscal years ended May 31, 2001 and May 31, 2000,
             7) National Data Corporation (unaudited) Consolidated Statements of Income (normalized) for fiscal 1999, 2000 (by quarter) and 2001 (by quarter). (Normalized for certain items discussed below), and
             8) National Data Corporation (unaudited) Consolidated Statements of Income or (Loss) (GAAP) for fiscal 1999, 2000 (by quarter) and 2001 (by quarter).

Item 9. Regulation FD Disclosure
        ------------------------

        On July 19, 2001, National Data Corporation issued a press release which is filed herewith as Exhibit 99.1 (a) and (b) 1, 2, 3, 4, 5 and 6 and incorporated in this Item 9 by this reference.

General

        On January 31, 2001, National Data Corporation completed the spin-off of our Global Payments Inc. subsidiary.

        As an indication of the historical performance of the continuing NDCHealth business, in Exhibit 99.1 (b) 7 to this report, we have provided certain financial information regarding NDCHealth, the stand-alone healthcare information business segment that remains after the spin-off of Global Payments Inc. These stand alone NDCHealth consolidated income statements for fiscal 1999, 2000 and 2001 have been "normalized" by adjusting for the following:

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        a)   Discontinued operations, net of tax, for all periods (discussed below),
        b) Restructuring and impairment charges in the amount of $34.4 million and $2.2 million previously recorded in the second quarter of fiscal 2000 and the second quarter of fiscal 2001, respectively (discussed below),
        c)   Unusual expenses in the amount of $11.1 million also previously recorded in the second quarter of fiscal 2000 (discussed below),
        d)   Other income related to the gain from sale of marketable securities in the amount of $1.6 million previously recorded in the first quarter of fiscal 2000,
        e) Other income related to the gain on the divestiture of a business in the amount of $2.3 million previously recorded in the second quarter of fiscal 2000,
        f) Other expense related to the non-cash loss recorded to mark to market the Medscape, Inc. investment in the amounts of $9.7 million and $7.0 million previously recorded in the fourth quarter of fiscal 2000 and the fourth quarter of fiscal 2001, respectively, and
        g) Revenue and operating expenses related to divested businesses, as follows:
             1) Fiscal 1999: Revenue $68.2 million; and Operating Expenses $58.9 million.
             2) Fiscal 2000: Revenue $56.4 million; Operating Expenses $57.2 million; and Other Income $0.7 million.
             3) Quarter ended August 31, 2000: Revenue $5.6 million; and Operating expenses $5.3 million.
             4) Quarter ended November 30, 2000: Revenue $0.2 million; and Operating expenses $0.2 million.
             5)  Quarter ended February 28, 2001: No adjustments were made.
             6)  Quarter ended May 31, 2001: No adjustments were made.
        h) Incremental Sales, General and Administrative expenses associated with being a separate public company of approximately $2.3 million have been added to fiscal 1999 and 2000. These expenses are estimates for the additional functionality needed for corporate activities such as legal, financial, human resources, communication and similar functions.

In addition to the stand alone NDCHealth (unaudited) consolidated income statements (normalized) described above, Exhibit 99.1 (b) 8 presents the National Data Corporation (unaudited) consolidated income statements (GAAP) for fiscal 1999, 2000 and 2001. The Global Payments data, along with data from other businesses discontinued by NDCHealth as described below, is recorded as discontinued operations in Exhibits 99.1 (b) 2, 4, 5, 6 and 8.

Operating costs and expenses in these income statements reflect direct charges of the business together with certain allocations by NDC for corporate services and other shared services that have been charged to the NDCHealth business on a reasonable and consistent basis. Except for the adjustments (estimated incremental Sales, General and Administrative expenses associated with being a separate public company) described above, these allocations approximate all material incremental costs management believes would have been incurred had we been operating on a stand-alone basis.

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NDC corporate interest expense has been allocated to NDCHealth based on the corporate debt allocations to NDCHealth and Global Payments at the spin-off date. This treatment recorded an appropriate debt allocation and interest expense percentage for all historical periods presented. The total convertible debt remained with NDCHealth. The allocated debt amount was less than this total convertible debt; therefore, Global Payments Inc. had a liability to NDCHealth for its net portion of the outstanding debt. As of January 31, 2001, this net amount due from Global Payments Inc. to NDCHealth was $77.6 million. At the date of the spin-off and shortly thereafter, Global Payments Inc. made net cash payments to NDCHealth equal to $77.6 million.

Financial Results

During the last 24 months, NDCHealth completed a significant strategy review and implemented a plan to focus on its core products and services. As a result, the last two years represented a major transition period for NDCHealth. As a part of that plan, NDCHealth determined to divest its PHSS (Physician and Hospital Support Services) businesses in the third quarter of fiscal 2000. The sale of these PHSS units as well as our related health management services businesses was completed in the first quarter of fiscal 2001. The PHSS portion of these businesses is accounted for as discontinued operations in accordance with Accounting Principles Board Opinion No. 30, "Reporting the Results of Operations" and prior periods have been restated to reflect this treatment. During the last year NDCHealth has also divested other non-core products and services. The financial results for fiscal 2001 include $5.5 million of corporate and division overhead previously allocated to these divested businesses.

In addition to these divestitures, other actions were initiated by management as a part of the strategic review, including acceleration of clearing house integration, consolidation of locations, associated staff and expense reductions, and elimination of obsolete and redundant product and service offerings. Total charges related to restructuring and asset impairment were $34.4 million during fiscal 2000.

During the second quarter of fiscal 2000, management also evaluated certain significant business risks related to recent acquisitions and those locations that were closed as part of the strategic review, including bankrupt accounts and customer disputes. As a result of this review, unusual expenses were recorded in the second quarter of fiscal 2000 as follows: accounts receivable write-off of $8.0 million; bad debt allowance increases of $2.0 million; litigation settlement expenses of $1.3 million; and write-off of $0.8 million of prepaid expenses and recording of $1.2 million of accrued expenses. Approximately $2.2 million of these unusual expenses were related to the PHSS operation and are reflected in the results of the discontinued operations. Accordingly, the results of fiscal 2000 include approximately $45.5 million of charges related to restructuring and asset impairment ($34.4 million) and other unusual expenses ($11.1 million).

At the end of the second quarter of fiscal 2000, we disclosed that we would have additional restructuring and other unusual charges of up to $10 million in the next twelve months. In the second quarter of fiscal 2001, our Salt Lake City and a Cleveland

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operation were closed. We also wrote down and divested a managed care operation.
Therefore, in the second quarter of fiscal 2001, $2.2 million of restructuring and impairment charges are reflected. These actions essentially complete all of the programs identified in our strategic review. The financial results for the first half of fiscal 2001 also include $0.9 million of transition expenses related to the spin-off.

We believe that NDCHealth is well positioned to provide processing products and services to the healthcare industry in the future. For fiscal year 2002, our expectation is that revenue for the full year will be $375-385 million resulting in diluted earnings per share of $1.10 to $1.14 excluding the impact of the accounting change described below.

The FASB recently approved a statement on "Goodwill and other Intangible
Assets" which deals with, among other things, proposed changes in amortization of goodwill. We expect to implement this accounting change beginning with the first quarter of fiscal 2002. At the end of the third quarter, we had estimated that the impact on earnings per share would be approximately $0.06 in the third quarter based on the goodwill on the balance sheet as of February 28. Since that time, we have announced our intention to divest the assets associated with our physician network services business to Medunite. The goodwill amortization included with those assets equates to one cent per quarter. Assuming that the Medunite Agreement closes in the first quarter, we estimate that the annual impact of SFAS 142 will be to add $0.20 per year to diluted earnings per share in fiscal 2002, resulting in an expected reported range of $1.30 to $1.34 in diluted earnings per share for fiscal 2002. We estimate that the fiscal 2002 tax rate will decline to 36.0% due to our application of this new standard.

To provide more specific guidance for the first quarter ending August 31, 2001, we will be impacted by three factors: a) we expect that revenue will be impacted by seasonality in the information management business, b) the closing of the MedUnite transaction will impact results for a partial quarter, and c) we expect to implement the accounting change described above effective June 1. Accordingly, we expect revenue to be in the range of $86-89 million, resulting in diluted earnings per share of $0.25-0.26, prior to the FASB impact, or $0.30-0.31 after eliminating goodwill. Following the first quarter, we would expect to see year over year and sequential increases in revenue and earnings in quarters two, three and four.

     Looking ahead to fiscal 2003, we believe we can sustain growth in our existing markets. Excluding acquisitions, we would expect revenue and earnings to grow at a mid-teens rate, with earnings growing faster than revenue.

     As a result of the adjustments and the other principles and assumptions discussed above, which are the basis of our presentation of the financial schedules filed in Exhibit 99.1 (b) 1, 3 and 7, please note that these financial schedules do not reflect our historical financial statements.

     When used in this report, and the exhibits hereto, the words "believes," "anticipates," "plans," "expects," "intends" and similar expressions and statements that are necessarily dependent on future events are intended to identify forward-looking statements concerning the Company's business operations, economic performance and financial condition, including in particular, the Company's business strategy and means to implement the strategy, the Company's objectives, the amount of future capital

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expenditures, the likelihood of the Company's success in developing and introducing new products and expanding its business, the timing of the introduction of new and modified products or services and competition, pricing, development difficulties, the ability to consummate and integrate acquisitions, the expected benefits and prospects for the alliance between the Company and MedUnite. For such statements, the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 is applicable and invoked. Such statements are based on a number of assumptions, estimates, projections or plans that are inherently subject to significant risks, uncertainties and contingencies that are subject to change. Actual revenues, revenue growth and margins will be dependent upon all such factors and results subject to risks related to the implementation of changes by the Company, the failure to implement changes, customer acceptance of such changes or lack of change. Actual results of events could differ materially from those anticipated in the Company's forward-looking statements as a result of a variety of factors, including: (a) those set forth in Exhibit 99.1 to the Registrant's Annual Report on Form 10-K for the period ended May 31, 2000 which are incorporated herein by this reference; (b) those set forth elsewhere herein;
(c) those set forth from time to time in the Company's press releases and reports and other filings made with the Securities and Exchange Commission; and
(d) those set forth from time to time in the Company's analyst calls and discussions. The Company cautions that such factors are not exclusive. Consequently, all of the forward-looking statements made herein are qualified by these cautionary statements and readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update forward-looking or other statements or to publicly release the results of any revisions of such forward-looking statements that may be made to reflect events or circumstances after the date hereof, or thereof, as the case may be, or to reflect the occurrence of unanticipated events.

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                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NATIONAL DATA CORPORATION
                                           -------------------------
                                                 (Registrant)

                                           By:  /s/ David H. Shenk
                                              ----------------------------------
                                           David H. Shenk
                                           Vice President & Corporate Controller
                                           (Chief Accounting Officer)

Date:  July 19, 2001

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